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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):  March 1, 1999

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                                MGM Grand, Inc.
            (Exact name of registrant as specified in its charter)


            DELAWARE                       0-16760              88-0215232
  (State or other jurisdiction           (Commission         (I.R.S. Employer
  of incorporation or organization)      File Number)       Identification No.)

   3799 Las Vegas Boulevard South                                 89109
(Address of Principal Executive Offices)                        (Zip Code)

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                                (702) 891-3333
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             (Registrant's telephone number, including area code)


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        (Former Name or Former Address, if Changed Since Last Report.)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On March 1, 1999, MGM Grand, Inc., a Delaware corporation (the "Company"), consummated its acquisition of Primadonna Resorts, Inc., a Nevada corporation ("Primadonna"), pursuant to that certain Agreement and Plan of Merger, dated as of December 2, 1998 (the "Merger Agreement"), by and among the Company, MGM Grand Acquisition Corp., a Nevada corporation that was a wholly owned subsidiary of the Company ("Merger Sub"), and Primadonna. The Company's acquisition of Primadonna was effected by merging Merger Sub with and into Primadonna (the "Merger"), with Primadonna continuing as the surviving corporation. As consideration for the Merger and pursuant to the terms of the Merger Agreement, the Company issued to Primadonna's stockholders .33 shares of its common stock for each share of Primadonna common stock outstanding on completion of the Merger. The number of outstanding shares of the Company's common stock increased from approximately 52 million shares to 61.5 million shares as a result of the Merger. In addition, each outstanding option to purchase Primadonna common stock became an option to purchase the Company's common stock as a result of the Merger, based upon the Merger conversion ratio.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (a)  Financial statements of businesses acquired.

      The audited financial statements of Primadonna for the three previous fiscal years, and the accountant's report related thereto, set forth in Item 8. Consolidated Financial Statements and Supplementary Data in Primadonna's Annual Report on Form 10-K for the year ended December 31, 1997, and the unaudited financial statements for the period ended September 30, 1998 set forth in Item
1. Financial Statements in Primadonna's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998, are incorporated herein by reference.

       (b)  Pro forma financial information.

      The required pro forma financial information relating to the Company's acquisition of Primadonna for the nine months ended September 30, 1998 and the year ended December 31, 1997, set forth on pages 9 through 17 of the Company's Registration Statement on Form S-4 (File No.333-70883), is incorporated herein by reference.

       (c)  Exhibits

      2.1 Agreement and Plan of Merger, dated as of December 2, 1998, by and among MGM Grand, Inc., MGM Grand Acquisition Corp. and Primadonna Resorts, Inc. (incorporated by reference to Exhibit 2.1 to the Company's Registration Statement on Form S-4 (File No. 333-70883).

      4.1 MGM Grand, Inc. Replacement Stock Option Plan. (Incorporated by reference to Appendix A to the Company's Information Statement, dated February 5, 1999).

      4.2 MGM Grand, Inc. Directors' Replacement Stock Option Plan. (Incorporated by reference to Appendix B to the Company's Information Statement, dated February 5, 1999).

      23.1 Consent of Arthur Andersen LLP.

      99.1 Text of Press Release, dated March 1, 1999, of the Registrant.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               MGM Grand, Inc.


Date:  March 12, 1999                          By:  /S/ SCOTT LANGSNER
                                                  --------------------------
                                                  Name:  Scott Langsner
                                                  Title: Secretary/Treasurer